                                                                    Exhibit 23.3

           CONSENT OF ERNST & YOUNG (CIS) LTD., INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 16, 1998 (EDN Sovintel), in the Registration Statement (Form S-1) and related Prospectus of Global TeleSystems Group, Inc. dated on or about July 1, 1998.




                              /s/ Ernst & Young (CIS) Ltd.


Moscow, Russia
June 29, 1998